Exhibit 99.1

August 12, 2020

FOR ADDITIONAL INFORMATION

Media Ken Stammen Corporate Media Relations (614) 460-5544 kstammen@nisource.com	Investors Randy Hulen Vice President, Investor Relations and Treasurer (219) 647-5688 rghulen@nisource.com	Sara Macioch Manager, Investor Relations (614) 460-4789 smacioch@nisource.com

NiSource Inc. Announces Cash Tender Offers for Certain Outstanding Series of Notes

MERRILLVILLE, Ind. – NiSource Inc. (NYSE: NI) announced today that NiSource Inc. (“NiSource”) has commenced offers to purchase for cash (the “Tender Offers”) the outstanding debt securities listed below.

The Tender Offers are being made pursuant to an Offer to Purchase, dated August 12, 2020 (the “Offer to Purchase”), which sets forth a comprehensive description of the terms of the Tender Offers. NiSource intends to fund the purchase price of the notes accepted in the Tender Offers with a portion of the net proceeds from the sale of long-term debt securities in a public offering.

Any and All of the Outstanding Securities Listed Below

Upon the terms and subject to the conditions described in the Offer to Purchase, NiSource is offering to purchase for cash any and all of its outstanding 4.45% Notes due 2021, 2.650% Notes due 2022, 3.85% Notes due 2023 and 3.650% Notes due 2023 (the “Any and All Tender Offer” and such notes, collectively, the “Any and All Notes”). The following table sets forth some of the terms of the Any and All Tender Offer:

Title of Security	CUSIP/ISIN Numbers	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
4.45% Notes due 2021(a)	65473QAY9/ US65473QAY98	$63,552,000	1.50% U.S. Treasury due 11/30/2021	PX4	+40 bps
2.650% Notes due 2022(b)	65473QBH5/ US65473QBH56	$500,000,000	1.375% .U.S. Treasury due 10/15/2022	PX5	+12.5 bps
3.85% Notes due 2023(a)	65473QBA0/ US65473QBA04	$250,000,000	1.375% U.S. Treasury due 02/15/2023	PX5	+35 bps
3.650% Notes due 2023(b)	65473PAF2/ US65473PAF27	$350,000,000	0.125% .U.S. Treasury due 05/15/2023	PX5	+15 bps

(a)	The applicable Total Consideration (as defined below) will be calculated to the applicable maturity date of the Security (as defined below) in accordance with the terms of the Security.

(b)	The applicable Total Consideration will be calculated to the applicable par call date of the Security in accordance with the terms of the Security.

Up to the Aggregate Maximum Repurchase Amount of the Outstanding Securities Listed Below

Upon the terms and subject to the conditions described in the Offer to Purchase, NiSource is offering to purchase up to an aggregate maximum repurchase amount of $150,000,000 principal amount (such principal amount, the “Aggregate Maximum Repurchase Amount”) of its outstanding 6.25% Notes due 2040, 5.95% Notes due 2041, 5.80% Notes due 2042, 5.65% Notes due 2045 and 5.25% Notes due 2043 (the “Maximum Tender Offer” and such notes, collectively, the “Maximum Tender Offer Notes”, and the Maximum Tender Offer Notes together with the Any and All Notes, the “Securities”), subject to the acceptance priority levels noted in the table following.

The following table sets forth some of the terms of the Maximum Tender Offer(a):

Title of Security	CUSIP/ISIN Numbers	Principal Amount Outstanding	Acceptance Priority Level(s)	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
6.25% Notes due 2040	65473QAW3/ US65473QAW33	$250,000,000	1	1.25% U.S. Treasury due 5/15/2050	PX1	+150 bps
5.95% Notes due 2041	65473QAX1/ US65473QAX16	$400,000,000	2	1.25% U.S. Treasury due 5/15/2050	PX1	+145 bps
5.80% Notes due 2042	65473QAZ6/ US65473QAZ63	$250,000,000	3	1.25% U.S. Treasury due 5/15/2050	PX1	+150 bps
5.65% Notes due 2045	65473QBD4/ US65473QBD43	$500,000,000	4	1.25% U.S. Treasury due 5/15/2050	PX1	+155 bps
5.25% Notes due 2043	65473QBB8/ US65473QBB86	$500,000,000	5	1.25% U.S. Treasury due 5/15/2050	PX1	+155 bps

(a)

Holders of any Maximum Tender Offer Notes that are validly tendered after the Early Tender Date (as defined below) but prior to or at the Maximum Tender Expiration Date (as defined below) and that are accepted for purchase will receive the applicable Total Consideration minus an amount in cash equal to $30 per $1,000 principal amount.

The Any and All Tender Offer will expire at 5:00 p.m., New York City time, on August 18, 2020, unless extended or earlier terminated by NiSource (the “Any and All Expiration Date”). Holders of the Any and All Notes must validly tender and not validly withdraw their Any and All Notes prior to or at the Any and All Expiration Date to be eligible to receive the applicable Total Consideration for such Any and All Notes.

The Maximum Tender Offer will expire at 11:59 p.m., New York City time, on September 9, 2020, unless extended or earlier terminated (the “Maximum Tender Expiration Date”). Holders of the Maximum Tender Offer Notes must validly tender and not validly withdraw their Maximum Tender Offer Notes prior to or at 5:00 p.m., New York City time, on August 25, 2020, unless extended or earlier terminated by NiSource (the “Early Tender Date”), to be eligible to receive the applicable Total Consideration for such Maximum Tender Offer Notes, which is inclusive of an amount in cash equal to $30 per $1,000 principal amount (the “Early Tender Payment”). Holders of the Maximum Tender Offer Notes who validly tender their Maximum Tender Offer Notes after the Early Tender Date but prior to or at the applicable Maximum Tender Expiration Date will be eligible to receive the applicable Total Consideration for such Maximum Tender Offer Notes minus the Early Tender Payment.

All Maximum Tender Offer Notes tendered prior to or at the Early Tender Date will be accepted based on the acceptance priority levels noted in the second table above and will have priority over Maximum Tender Offer Notes tendered after the Early Tender Date, regardless of the acceptance priority levels of the Maximum Tender Offer Notes tendered after the Early Tender Date. Subject to applicable law, NiSource may increase or decrease the Aggregate Maximum Repurchase Amount in its sole discretion.

The applicable consideration (the “Total Consideration”) offered per $1,000 principal amount of each series of Securities validly tendered and accepted for purchase pursuant to the applicable Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Securities (the “Fixed Spread”) specified in the applicable table above plus the applicable yield to maturity based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the applicable table above, calculated as of 2:00 p.m., New York City time, on August 18, 2020, in the case of the Any and All Tender Offer, and at 10:00 a.m., New York City time, on August 26, 2020, in the case of the Maximum Tender Offer, in each case unless extended or earlier terminated by NiSource. In addition to the Total Consideration, Holders of Securities accepted for purchase will also receive accrued and unpaid interest on Securities validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the applicable settlement date. The settlement date for the Any and All Tender Offer is expected to be the first business day after the Any and All Expiration Date and is expected to be August 19, 2020. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for purchase on the Early Tender Date is expected to be promptly after the Early Tender Date and is expected to be the second business day after the Early Tender Date and is expected to be August 27, 2020. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for purchase after the Early Tender Date is expected to be the first business day after the Maximum Tender Expiration Date and is expected to be September 10, 2020.

Any and All Notes tendered pursuant to the Any and All Tender Offer may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on August 18, 2020, and Maximum Tender Offer Notes tendered pursuant to the Maximum Tender Offer may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on August 25, 2020 (such dates and times, as they may be extended with respect to the Any and All Notes or a series of Maximum Tender Offer Notes, the applicable “Withdrawal Deadline”).

After the applicable Withdrawal Deadline, you may not, except in certain limited circumstances described in the Offer to Purchase, withdraw your tendered Securities unless NiSource amends the applicable Tender Offer in a manner that is materially adverse to the tendering holders, in which case withdrawal rights may be extended as NiSource determines, to the extent required by law (as determined by NiSource), appropriate to allow tendering holders a reasonable opportunity to respond to such amendment. Additionally, NiSource, in its sole discretion, may extend a Withdrawal Deadline for any purpose. If a custodian bank, broker, dealer, commercial bank, trust company or other nominee holds your Securities, such nominee may have an earlier deadline or deadlines for receiving instructions to withdraw tendered Securities.

To the extent that less than all of the outstanding Any and All Notes are tendered and accepted for purchase in the Any and All Tender Offer, NiSource currently intends to (but is not obligated to) redeem all of the Any and All Notes that remain outstanding following the consummation of the Any and All Tender Offer. Nothing in this press release shall constitute a notice of redemption or an obligation to issue a notice of redemption for the Any and All Notes. Any such notice of redemption will be made only pursuant to and in accordance with the indenture for the Any and All Notes.

NiSource’s obligation to accept for purchase and to pay for the Securities in the Tender Offers is subject to the satisfaction or waiver of a number of conditions described in the Offer to Purchase, including a financing condition. The Tender Offers may be terminated or withdrawn in whole or terminated or withdrawn with respect to any series of the Securities, subject to applicable law. NiSource reserves the right, subject to applicable law, to (i) waive any and all conditions to any of the Tender Offers, (ii) extend or terminate any of the Tender Offers, (iii) increase or decrease the Aggregate Maximum Repurchase Amount in the case of the Maximum Tender Offer Notes, or (iv) otherwise amend any of the Tender Offers in any respect.

*             *             *

The complete terms and conditions of the Tender Offers are set forth in the Offer to Purchase. Holders of Any and All Notes and Maximum Tender Notes are urged to read these documents carefully before making any decision with respect to the tender offers.

None of NiSource or its affiliates, their respective boards of directors, the Dealer Manager, the tender and information agent or the Trustee with respect to the Securities is making any recommendation as to whether holders should tender any Securities in response to any of the Tender Offers, and neither NiSource nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

Credit Suisse Securities (USA) LLC is serving Dealer Manager for the Tender Offers. Questions regarding the offers may be directed to Credit Suisse Securities (USA) LLC toll-free at (800) 820-1653 or collect at (212) 325-2476. Requests for the Offer to Purchase or the documents incorporated by reference therein may be directed to D.F. King & Co., Inc., which is acting as Tender and Information Agent for the Tender Offer, at the following telephone numbers: banks and brokers, (212) 269-5550; all others toll-free at (877) 679-4107. Additionally, a copy of the Offer to Purchase (including the Notice of Guaranteed Delivery) is available at the following web address: www.dfking.com/nisource.

This press release is neither an offer to purchase nor a solicitation of an offer to sell securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation, or sale would be unlawful. The Tender Offers are being made solely pursuant to terms and conditions set forth in the Offer to Purchase. This press release is being issued pursuant to and in accordance with Rule 134 under the Securities Act of 1933, as amended.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.5 million natural gas customers and 500,000 electric customers across seven states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 8,400 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found on its website.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis, and any and all underlying assumptions and other statements that are other than statements of historical fact. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include among other things, our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; our ability to execute our growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; our ability to adapt to, and manage costs related to, advances in technology; any changes in our assumptions regarding the financial implications of a series of fires and explosions that occurred in Lawrence, Andover and North Andover, Massachusetts related to the delivery of natural gas by Columbia of Massachusetts in September 2018 (the “Greater Lawrence Incident”); compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; the pending sale of the Columbia Gas of Massachusetts business, including the terms and closing conditions under the Asset Purchase Agreement; potential incidents and other operating risks associated with our business; continuing and potential future impacts from the COVID-19 pandemic; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; any damage to our reputation, including in connection with the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential, commercial and industrial customers; economic conditions of certain industries; the success of NIPSCO’s electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairment of goodwill; changes in taxation and accounting principles; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified workforce; the ability of our subsidiaries to generate cash; our ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; and other matters in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and our subsequent SEC filings. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time. A credit rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. In addition, dividends are subject to board approval.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

# # #

5